UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 19, 2005


                                 Osteotech, Inc.
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                (Name of registrant as specified in its charter)

                    Delaware                                 0-19278                           13-3357370
-------------------------------------------------    ------------------------     -------------------------------------
(State or other jurisdiction of incorporation        (Commission File             (I.R.S. Employer Identification
or organization)                                     Number)                      Number)

                                      51 James Way, Eatontown, New Jersey 07724
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                                (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (732) 542-2800

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

     On September 19, 2005, Osteotech, Inc. (the "Company") received a letter from the Food and Drug Administration (the "FDA") dated September 16, 2005, which was addressed to the Company and all other manufacturers of demineralized bone matrix (DBM) products, in which the FDA confirmed its prior determination to classify DBM products as devices and advised the manufacturers of such products that they must file 510(k) applications with the FDA and receive clearance from the FDA by November 15, 2005 in order to continue to legally distribute these products.

The Company has previously submitted five 510(k) applications to the FDA covering the breadth of its Grafton(R) DBM product line and either has or is in the process of responding to the FDA's questions on these applications. The Company will continue to respond to any questions that the FDA may have on these applications and believes that the Grafton(R) DBM product line is eligible for 510(k) clearance.

     Certain statements made throughout this Current Report on Form 8-K that are not historical facts contain forward-looking statements (as such are defined in the Private Securities Litigation Reform Act of 1995) regarding the Company's future plans, objectives and expected performance. Any such forward-looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks and uncertainties and, therefore, there can be no assurance that actual results may not differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, the FDA's failure to clear the Company's 510(k) applications or the FDA's failure to clear such applications by November 15, 2005, or the FDA's failure to clear all of the Company's claims as submitted in its 510(k) applications. Failure of the Company to receive clearance from the FDA of the Grafton(R) DBM 510(k) applications could materially adversely affect the Company's results of operations and financial position. Other factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to: differences in anticipated and actual product service introduction dates, the timing of approvals, if required, by governing regulatory bodies, the ultimate success of those products in the market place, the continued acceptance and growth of current products and services, the impact of competitive products and services, the availability of sufficient quantities of suitable donated tissue and the success of cost control and margin improvement efforts. Certain of these factors are detailed from time to time in the Company's periodic reports (including the Annual Report on Form 10-K for the year ended December 31, 2004 and the Quarterly Reports on Form 10-Q for each of the first two quarters of 2005) filed with the Securities and Exchange Commission. The Company does not intend to and undertakes no duty to update this information.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                       OSTEOTECH, INC.



                       By:      /s/ Michael J. Jeffries
                                Name: Michael J. Jeffries
                                Title: Executive Vice President,
                                        Chief Financial Officer




Date: September 27, 2005